SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 13, 2003

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-6686                13-1024020
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(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                   Number)           Identification No.)

1271 Avenue of the Americas, New York, New York                    10020
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    (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure.

On March 13, 2003, The Interpublic Group of Companies, Inc. and The Bank of New York, as trustee, entered into a Supplemental Indenture relating to Interpublic's 4.50% Convertible Senior Notes due 2023, a copy of which is attached hereto as Exhibit 4.1.

On March 13, 2003, The Interpublic Group of Companies, Inc. and Salomon Smith Barney Inc., J.P. Morgan Securities Inc. and UBS Warburg LLC, as representatives of the initial purchasers of Interpublic's 4.50% Convertible Senior Notes due 2023, entered into a Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.2.

On March 18, 2003, The Interpublic Group of Companies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

Exhibit 4.1: Third Supplemental Indenture dated as of March 13, 2003 between The Interpublic Group of Companies, Inc. and The Bank of New York, as trustee.

Exhibit 4.2: Registration Rights Agreement dated as of March 13, 2003 between The Interpublic Group of Companies, Inc. and Salomon Smith Barney Inc., J.P. Morgan Securities Inc. and UBS Warburg LLC, as representatives of the initial purchasers named therein.

Exhibit 99.1: Press Release of The Interpublic Group of Companies, Inc. dated March 18, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: March 18, 2003             By:  /s/ Marjorie Hoey
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                                      Marjorie Hoey
                                      Vice President, Associate General Counsel
                                      and Assistant Secretary


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                                  Exhibit Index

Exhibit
Number          Description

   4.1 Third Supplemental Indenture dated as of March 13, 2003 between The Interpublic Group of Companies, Inc. and The Bank of New York, as trustee

   4.2 Registration Rights Agreement dated as of March 13, 2003 between The Interpublic Group of Companies, Inc. and Salomon Smith Barney Inc., J.P. Morgan Securities Inc. and UBS Warburg LLC, as representatives of the initial purchasers named therein

  99.1 Press Release of The Interpublic Group of Companies, Inc. dated March 18, 2003